Annual Fund Operating Expenses - Moderate Growth Lifestyle Fund - None	Sep. 28, 2021
Operating Expenses:
Management Fees	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%	[1],[2]
Total Annual Fund Operating Expenses	0.74%	[1]

[1]	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
[2]	“Acquired Fund Fees and Expenses” have been estimated for the current fiscal year.